SECURITIES ACT FILE NO. 33-73140


                          ING VP CONVERTIBLE PORTFOLIO

                          SUPPLEMENT DATED MAY 7, 2002
                                 TO THE CLASS S
            ING VARIABLE PRODUCTS TRUST PROSPECTUS DATED MAY 1, 2002

          CHANGE IN PORTFOLIO MANAGER FOR ING VP CONVERTIBLE PORTFOLIO

     Effective April 29, 2002, the following language replaces the language contained in the "Management of the Portfolios - VP Convertible Portfolio" section on page 37 of the prospectus:

The following individuals share responsibility for the day-to-day management of the VP Convertible Portfolio:

          Edwin Schriver, Senior Vice President of ING, has served as Portfolio Manager of VP Convertible Portfolio since April 2002. Mr. Schriver has served as Senior Vice President and Portfolio Manager of ING since October 2000. Prior to joining ING, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation from 1998 to 1999. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions with insurance companies, pension funds, trust accounts, and savings and loans managing high grade and high yield bond, equity, convertible, and risk arbitrage portfolios.

          Andy  Mitchell,  Vice  President  of ING,  has served as  Co-Portfolio
     Manager of VP Convertible Portfolio since April 2002. Mr. Mitchell has served as Vice President and Portfolio Manager of ING since July 2000. Prior to joining ING in 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital and from March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

          Anuradha Sahai, Vice President of ING, has served as a member of the portfolio management team that manages VP Convertible Portfolio since April 2002. Ms. Sahai has held several analyst positions with ING since 1997. Prior to joining ING, Ms. Sahai was an Auditor with GE where she assisted in the integration of insurance company acquisitions from 1996 to 1997. Prior to 1997, Ms. Sahai served as a research analyst in India with a London-based institutional brokerage firm.

          Dr. Michael Matusewicz has served as a member of the portfolio management team that manages VP Convertible Portfolio since April 2002. Prior to joining ING in February 2002, Dr. Matusewicz served as a consulting scientist for Ingenuity Systems, Inc., a scientific knowledge management company from February 2001 to November 2001. Dr. Matusewicz was a consulting Senior Policy Analyst for the Office of Occupational Safety and Health Policy, U.S. Department of Energy, from 1998 to 1999. From 1996 to 1998, Dr. Matusewicz was in sales. From 1991 to 1996, Dr. Matusewicz was a consulting Project Manager for the Safety, Health and Environmental Management Division, U.S. Environmental Protection Agency.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE